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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports, dated March 16, 2000, included in Netrix Corporation's Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this registration statement.

                                                       ARTHUR ANDERSEN LLP


Vienna, VA
July 27, 2000